Business Combination and Other Transaction	12 Months Ended
Dec. 31, 2021
Business Combination and Other Transaction [Abstract]
BUSINESS COMBINATION AND OTHER TRANSACTION

NOTE 3 – BUSINESS COMBINATION AND OTHER TRANSACTION

a.	The acquisition of Nanox AI Ltd (formerly Zebra Medical Vision Ltd.).

On November 4, 2021(“the merger date”), the Company, completed the merger (“the Nanox AI transaction”) pursuant to the terms of the Agreement and Plan of Merger, dated August 9, 2021 (with certain amendments), among the Company, Zebra Medical Vision Ltd. (“Zebra”) and Perryllion Ltd., as representative of Zebra’s equity holders. At November 4, 2021 the Company issued 3,249,142 ordinary shares of the Company and committed to issue 70,211 employee options and restricted stock units to the equity holders of Zebra with an estimated fair value at the closing date of $88,510 thousand, representing $26.57 per share in consideration for the fully outstanding shares on a fully diluted basis of Zebra. Out of which $315 thousand was allocated to the purchase consideration and $970 thousand was allocated to future services and continued employment and shall be expensed over remaining service periods of up to 4 years. The fair value of ordinary shares issued by the Company was determined using the Company’s closing trading price on the merger date. The consideration represented (a) the basic purchase price minus (b) certain transaction costs; plus (c) contingent consideration as a result of Zebra entering into a designated commercial agreement prior to closing; plus (d) additional contingent consideration as a result of Zebra achieving a designated milestone of obtaining a new FDA clearance for its population health product and additional consideration as a result of Zebra achieving designated milestones as further described below. In addition, if Zebra enters into any of the two additional designated commercial agreements within 6 months of the agreement execution date (August 9, 2021), then the Company will pay a deferred closing consideration in the amount of $3,333 thousand in shares for each agreement. The deferred closing consideration would be paid in the Company’s shares in the amount of the relevant instalment payment divided by the average closing price of the 30 trading days ending on the applicable agreement signing date. Further, if Zebra achieves the agreed milestones related to obtaining certain FDA clearances and security certifications, completing certain technology integration, or achieving certain revenue and employee retention targets over the next three years, the Company will pay additional consideration in the amount of up to $77,700 thousand. Each of these milestone instalments would be paid in the Company’s shares in the amount of the relevant instalment payment divided by the average closing price of the 30 trading days ending on the applicable milestone’s achievement date. Zebra changed its name to Nanox AI ltd. and Zebra Medical Vision Inc. (a fully owned subsidiary of Zebra, which is incorporated under the laws if the State of Delaware) changed its name to Nanox AI Inc.

The Nanox AI transaction was accounted in accordance with ASC 805, “Business Combinations”, using the acquisition method of accounting with the Company as the acquirer.

The following table summarizes the fair value of the consideration transferred to Nanox AI shareholders for the Nanox AI transaction:

U.S.$ in thousand
Cash payments	$-
Issuance of ordinary shares, options and RSUs	88,510
Contingent short term earnout liability	38,129
Contingent long term earnout liability	2,660
Total consideration	$129,299

In accordance with ASC 805, the estimated contingent consideration as of the Nanox AI transaction date was included in the purchase price. The total contingent payments could reach to a maximum aggregate amount of up to $77,700 thousand, all shall be settled through the issuance of ordinary shares. The Company determined the fair value of the liabilities for the contingent consideration based on a probability-weighted discounted cash flow analysis. This fair value measurement is based on significant unobservable inputs in the market and thus represents a Level 3 measurement within the fair value hierarchy. The fair value of the contingent consideration is based on several factors, such as: the cash flows projected from the success of achievements of several achievement and payment of milestone events; the time and resources needed to achieve those milestones and the risk adjusted discount rate for fair value measurement. A probability of success factor was used in the fair value calculation to reflect inherent regulatory and commercial risk of the contingent payments. The weighted average discount rate, applied on the relative fair value of the contingent consideration liabilities, was 19%. The contingent consideration is evaluated quarterly, or more frequently, if circumstances dictate. Changes in the fair value of contingent consideration are recorded in consolidated statements of income. Significant changes in unobservable inputs, mainly the probability of success and cash flows projected, could result in material changes to the contingent consideration liabilities.

The allocation of the purchase price to assets acquired and liabilities assumed, including measurement period adjustments (, is as follows:

Allocation of Purchase Price
(U.S. $ in thousands)
Cash, cash equivalents and Restricted Cash	$6,956
Accounts Receivables	99
Other current assets	430
Intangible assets	79,816
Goodwill	51,243
Other assets	1,693
Total assets acquired	140,237

Net deferred tax liabilities	3,413
Contingent short term earnout liability	38,129
Contingent long-term earnout liability	2,660
Convertible note (*)	3,000
Other labilities	4,525
Total liabilities assumed	51,727

Net assets acquired	$88,510

(*)

A 3 years Convertible Loan Agreement, dated August 9, 2021 between the Company and Nanox AI in the amount of $3 million, which bears an annual interest of 6% and shall be automatically converted into the Nanox AI’s Preferred C Shares, at a price per share of $23.42. This loan is eliminated in the Consolidated financial statements.

The allocation of the purchase price to net assets acquired and liability assumed resulted in the recognition of intangible asset related to technology of $27,316 thousand which will be expensed over remaining service periods of 10 years, Image Big Data of $52,500 thousand which will be expensed over remaining service periods of 10 years, and goodwill of $51,243 thousand, which is primarily attributed to the expected synergies from combining the operations of Zebra’s AI solutions with the Company tomographic imaging systems. As such, the goodwill will be assigned to the operational segment of AI solutions. The goodwill amount is not deductible for tax purposes. The fair value estimate of the developed technology is determined using a variation of the income approach known as the “Multi-Period Excess Earnings Approach”. This valuation technique estimates the fair value of an asset based on market participants’ expectations of the cash flows an asset would generate over its remaining useful life. The net cash flows were discounted to present value. Due to the timing of the transaction closing date, the fair values assigned to assets acquired and liabilities assumed are preliminary, based on management’s estimates and assumptions and may be subject to change as additional information is received. We expect to finalize the valuation as soon as practicable, but not later than one year from the acquisition date. Refer to notes 2c and 2h.

The amount of the acquisition-related costs was approximately $310 which was recognized as an expense in the general and administration expenses.

The results of operations of Nanox AI have been included in the consolidated financial statements since the date of the acquisition. The amounts of revenues and net loss related to Nanox AI that are included in the Company’s consolidated statements of operations for the period starting from the merger date to December 31, 2021, are $270 thousand and $4,157 thousand, respectively.

The following unaudited pro forma information presents the combined results of operations of the Company and Nanox AI as if the acquisition of Nanox AI had been completed on January 1, 2020.

The unaudited pro forma results include adjustments primarily related to amortization of the acquired intangible assets and share-based compensation associated with option grants as referenced above, as of January 1,2020. The unaudited pro forma results do not reflect any cost saving synergies from operating efficiencies, or the effect of the incremental costs incurred from integrating Nanox AI. Accordingly, these unaudited pro forma results are presented for informational purposes only and are not necessarily indicative of what the actual results of operations of the combined company would have been if the acquisition of Nanox AI had occurred at the beginning of 2020.

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
	US$ in thousand
Revenue	$2,363	$1,550
Net loss	$(87,045)	$(69,875)

b.	The acquisition of USARAD Holding Inc. (the “USARAD transaction”)

On November 2, 2021 (the “USARAD closing date”), the Company completed the acquisition of 100% of the shares of USARAD Holdings, Inc., a Delaware corporation (“USARAD”), pursuant to the terms of the Stock Purchase Agreement, dated October 25, 2021, among the Company, USARAD, Dr. Michael Yuz, other holders of capital stock of USARAD, and holders of USARAD options. At the USARAD closing date, Nanox U.S. purchased 100% of the shares of USARAD on a fully diluted basis for $7,147 thousand in cash and 496,545 of the Company’s ordinary shares with an estimated fair value of $11,500 thousand. The number of ordinary shares issued by the Company was determined using the average closing trading price during the 30 trading days preceding to the closing date. The total consideration was approximately $18,647 thousand. In addition, upon the successful achievement of certain milestones related to profitability, EBITDA and other operational performance-based earnouts over 2 years, the Company will pay additional cash consideration in the amount of up to $2,000 thousand and stock consideration in the amount of up to $6,500 thousand at a per share value determined by the average of i) the volume weighted average closing share price of the 30 trading days prior to the relevant milestone completion, and (ii) the volume weighted average closing share price of the 30 trading days ending on August 6, 2021.. Revenue in the amount of $1,034 and net loss in the amount of $358 thousand of the acquiree included in the Company’s consolidated statements of operations for the year ended at December 31,2021.

The USARAD transaction was accounted in accordance with ASC 805, “Business Combinations”, using the acquisition method of accounting with the Company as the acquirer.

The following table summarizes the fair value of the consideration transferred to USARAD shareholders for the USARAD transaction:

U.S. $ in thousands
Cash payments	$7,147
Issuance of ordinary shares	11,500
Contingent consideration at estimated fair value	6,405
Total consideration	$25,052

In accordance with ASC 805, the estimated contingent consideration as of the USARAD transaction date was included in the purchase price. The total contingent payments could reach to a maximum aggregate amount of up to $8,500 thousand. Approximately 23.52% of the payments shall be settled in cash, and 76.47% shall be settled through the issuance of ordinary shares. The estimated fair value of the contingent consideration is based on management’s assessment of whether, and at what level, the financial metrics will be achieved, and the present value factors associated with the timing of the payments. This fair value measurement is based on significant unobservable inputs in the market and thus represents a Level 3 measurement within the fair value hierarchy. Changes in the fair value of contingent consideration will be recorded in operating expenses. Additional payment of $144 thousand may be paid to USARAD’s shareholders if an approval of the PPP loan by the Federal Government will occur.

The allocation of the purchase price to assets acquired and liabilities assumed is as follows:

Allocation of Purchase Price
(U.S. $ in thousands)
Cash and cash equivalents	$332
Accounts Receivables	912
Intangible assets	21,187
Goodwill	7,055
Other assets	33
Total assets acquired	29,519

Loan from a government agency	144
Other labilities	557
Net deferred tax liabilities	3,766
Contingent short term earnout liability	3,453
Contingent long term earnout liability	2,952
Total liabilities assumed	10,872

Net assets acquired	$18,647

The allocation of the purchase price to net assets acquired and liability assumed resulted in the recognition of intangible asset related to retained radiologists of $17,770 thousand, customers’ relationship of $1,322 thousand, trademark of $2,095 thousand and goodwill of $7,055 thousand. As such, the goodwill will be assigned to the operational segment of radiology services. The intangible asset relates to retained radiologists has a useful-life of 11.17 years, the intangible asset relates to customers’ relationship has a useful-life of 6.17 years and the intangible asset relates to the trademark has a useful-life of 12.17 years.  This fair value measurement is based on significant unobservable inputs in the market and thus represents a Level 3 measurement within the fair value hierarchy. The fair value of the contingent consideration is based on several factors, such as: the cash flows projected from the success of achievements of several achievement and payment of milestone events; the time and resources needed to achieve those milestones and the risk adjusted discount rate for fair value measurement. A probability of success factor was used in the fair value calculation to reflect inherent regulatory and commercial risk of the contingent payments. The weighted average discount rate, calculated based on the relative fair value of the contingent consideration liabilities, was 21.9%. The contingent consideration is evaluated quarterly, or more frequently, if circumstances dictate. Changes in the fair value of contingent consideration are recorded in consolidated statements of income. Significant changes in unobservable inputs, mainly the probability of success and cash flows projected, could result in material changes to the contingent consideration liabilities. Due to the timing of the transaction closing date, the fair values assigned to assets acquired and liabilities assumed are preliminary, based on management’s estimates and assumptions and may be subject to change as additional information is received. We expect to finalize the valuation as soon as practicable, but not later than one year from the acquisition date. Refer to notes 2c and 2h.

During 2021, USARAD executed the standard loan documents required for securing a loan from the SBA under its Paycheck Protection Program Loan (“PPP”) assistance program in light of the impact of the COVID-19 pandemic on the Company’s business. Pursuant to that certain Loan Authorization and Agreement, the principal amount of the PPP Loan is $144, with proceeds to be used for working capital purposes. Interest accrues at the rate of 1.00 % per annum and the term of the loan is five years. After the completion of the acquisition USARAD applied for forgiveness of the loan. Per to the terms of the Stock Purchase Agreement, the Company will pay the forgiven amounts to the former shareholders of USARAD.

The amount of the acquisition-related costs was approximately $198 which was recognized as an expense in the general and administration expenses.

Pro forma results of operations related to the USARAD acquisition have not been prepared because they are not material to the Company’s consolidated financial statements.

c.	The Assets acquisition of MDWEB LLC.

On November 3, 2021, the Company completed the acquisition of the market platform and other assets of MDWEB, LLC (“MDWEB”), pursuant to the terms of the Asset Purchase Agreement, dated October 21, 2021, between the Company and MDWEB. At the same date, the Company issued 64,715 of its ordinary shares to MDWEB with an estimated fair value of $1,500 thousand. In addition, upon the successful achievement of certain milestones related to technical integration of MDW platform with Nanox Cloud and achieving certain other operational targets, the Company will pay additional stock consideration in the amount of up to $1,500 thousand at a per share value determined by the average closing price of the 30 trading days ending on the applicable milestone’s achievement date. In addition, upon the successful achievement of certain milestones and other operational performance-based earnouts over 2 years, the Company will pay stock consideration in the amount of up to $1,500 thousand at a per share value determined by the average closing price of : (i) closing price of the 30 trading days ending on the applicable milestone’s achievement date: and (ii) the volume weighted average closing share price of the 30 trading days prior to the closing date. .

The Company will amortize the intangible assets on a straight-line basis over their expected useful life of 48 months. Refer to note 2h.